Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of December 14, 2017, is entered into by and among WESTAR ENERGY, INC., a Kansas corporation (the “Borrower”), KANSAS GAS AND ELECTRIC COMPANY, a Kansas corporation (the “Guarantor”), the Lenders (as hereinafter defined) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS
A.    The Borrower, the several banks and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 18, 2011 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available a revolving credit facility to the Borrower in the aggregate principal amount of $270,000,000, which is set to mature and terminate on February 18, 2018. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended by this Second Amendment.
B.    On July 9, 2017, Great Plains Energy Incorporated, a Missouri corporation (“Great Plains Energy”), and the Borrower entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) among Great Plains Energy, the Borrower, Monarch Energy Holding, Inc., a Missouri corporation (“Holdco”), and King Energy, Inc., a Kansas corporation (“Merger Sub”), and for certain limited purposes, GP Star, Inc., a Kansas corporation and a wholly owned subsidiary of Great Plains Energy (“GP Star”). Holdco is a newly formed entity wholly owned by Great Plains Energy, and Merger Sub is a wholly owned subsidiary of Holdco, each of which was formed for the purpose of effecting the transactions contemplated by the Amended and Restated Merger Agreement. The Amended and Restated Merger Agreement is an amendment and restatement in its entirety of the Agreement and Plan of Merger (the “Original Merger Agreement”), dated as of May 29, 2016, among Great Plains Energy, the Borrower and GP Star. GP Star has withdrawn from the Original Merger Agreement and is only party to the Amended and Restated Merger Agreement for the purposes of withdrawing from the Original Merger Agreement. Pursuant to the Amended and Restated Merger Agreement, subject to the satisfaction or waiver of certain conditions, (i) Great Plains Energy will merge with and into Holdco (the “GPE Merger”), with Holdco continuing as the surviving corporation in the GPE Merger, and (ii) Merger Sub will merge with and into the Borrower (the “Westar Merger”, together with the GPE Merger, the “Mergers”), with the Borrower continuing as the surviving corporation in the Westar Merger. Following the Mergers, Holdco will be the direct parent of the Borrower and Great Plains Energy’s direct subsidiaries.
C.    The Borrower has requested (i) the consent of the Required Lenders to the Mergers, (ii) a one-year extension of the Revolving Termination Date to February 18, 2019 and (iii) certain amendments to the Credit Agreement and the other Loan Documents, in each case on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
Effective upon the Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)	The definition of “Change of Control” is amended and restated in its entirety as follows:
“Change in Control”: shall be deemed to have occurred if:
(i) prior to the consummation of the Great Plains Energy-Westar Merger (a) any “person” or “group” (within the meaning of Rule 13d 5, as in effect on the date hereof, promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall, after the date hereof, become the “beneficial owner” (within the meaning of Rule 13d 3, as in effect on the date hereof, promulgated by the SEC under the Exchange Act), of shares representing more than 30% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower or (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by Persons who are not Continuing Directors, or
(ii) on or after the consummation of the Great Plains Energy-Westar Merger, any event or series of events shall occur by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of Holdco or its Subsidiaries, or any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d 3 and 13d 5 under the Exchange Act), directly or indirectly, of thirty-three and one-third percent (33 1/3%) or more of the “voting equity interests” (meaning for this purpose the power under ordinary circumstances to vote for the election of members of the board of directors) of Holdco; or (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of Holdco ceases to be composed of individuals (x) who were members of that board or equivalent governing body on the first day of such period, (y) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (z) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) Holdco shall cease to own, directly or indirectly, beneficially and of record, 100% of the Capital Stock of the Borrower.

(b)	The definition of “Great Plains Energy Merger Agreement” is amended and restated in its entirety as follows:
“Great Plains Energy Merger Agreement”: the Amended and Restated Agreement and Plan of Merger entered into as of July 9, 2017 among Great Plains Energy, the Borrower, Holdco, Merger Sub and GP Star, as may be amended, restated or otherwise modified from time to time.

(c)	The definition of “Great Plains Energy-Westar Merger” is amended and restated in its entirety as follows:
“Great Plains Energy-Westar Merger”: subject to the satisfaction or waiver of certain conditions in the Great Plains Energy Merger Agreement, (i) Great Plains Energy will merge with and into Holdco (the “GPE Merger”), with Holdco continuing as the surviving corporation in the GPE Merger, and (ii) Merger Sub will merge with and into the Borrower (the “Westar Merger”, together with the GPE Merger, the “Mergers”), with the Borrower continuing as the surviving corporation in the Westar Merger. Upon consummation of the Mergers, Holdco will be the direct parent of the Borrower and Great Plains Energy’s direct subsidiaries.

(d)	The definition of “Merger Sub” is amended and restated in its entirety as follows:
“Merger Sub”: King Energy, Inc., a Kansas corporation and a wholly owned subsidiary of Holdco.

(e)	The following new definitions are added to the Credit Agreement in proper alphabetical order:
“GP Star”: GP Star, Inc., a Kansas corporation and a wholly owned subsidiary of Great Plains Energy.
“Holdco”: Monarch Energy Holding, Inc., a Missouri corporation.

(f)	Section 6.8 of the Credit Agreement is amended and restated in its entirety as follows:
6.8    Ownership of KGE. (a) Permit any issued and outstanding Capital Stock of KGE to be owned directly or indirectly, beneficially or of record, by any person other than (x) the Borrower and (y) after the consummation of the Great Plains Energy-Westar Merger, and solely to the extent that the covenant in the preceding clause (x) is satisfied, Holdco, or (b) permit KGE to issue or have outstanding any rights, warrants, options or convertible or exchangeable securities entitling the holders thereof, conditionally or unconditionally, to purchase, subscribe for or otherwise receive shares of Capital Stock of KGE prior to the termination of the Revolving Commitments and the repayment of all Letters of Credit, Revolving Loans and other amounts owing to any Lender or the Administrative Agent hereunder.
ARTICLE II
EXTENSION
Pursuant to Section 2.1(b) of the Credit Agreement, the Borrower has requested an extension of the existing Revolving Termination Date for a period of one year from February 18, 2018 to February 18, 2019. As of the date hereof, Extending Lenders holding more than fifty percent (50%) of the Total Revolving Commitments have agreed to the extension (such agreement evidenced by their execution and delivery of a counterpart of this Agreement) and, subject to the satisfaction of the conditions in Article III hereof, the Revolving Termination Date as to the Extending Lenders shall be extended to February 18, 2019. Subject to the right of the Borrower to accept commitments from New Lenders pursuant to Section 2.1(b) of the Credit Agreement to replace the Revolving Commitment of any Declining Lenders for the remaining duration of the Credit Agreement, the Revolving Termination Date as to the Declining Lenders, if any, remains February 18, 2018.
ARTICLE III
CONDITIONS OF EFFECTIVENESS
3.1    The amendments set forth in Article I, the extension of the Revolving Termination Date set forth in Article II and the limited consent set forth in Article VI shall become effective as of the date (the “Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
(a)    The Administrative Agent (or its counsel) shall have received from the Borrower, the Guarantor and the Lenders holding more than fifty percent (50%) of the Total Revolving Commitments outstanding on the Effective Date either (i) a counterpart of this Second Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic image scan transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Second Amendment.

(b)	The Borrower shall have paid:
(i)    to the Administrative Agent, for the account of each Lender party hereto, a fee in the amount of 0.04% of such Lender’s Revolving Commitment as of the Effective Date (after giving effect to this Second Amendment), which fee once paid will be fully earned and nonrefundable; and
(ii)    all other fees and reasonable expenses of the Administrative Agent and the Lenders required under the Credit Agreement and any other Loan Document to be paid on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Second Amendment.

(c)	The Administrative Agent shall have received a certificate, dated as of the Effective Date and signed by an authorized officer of the Borrower, confirming (i) no Default or Event of Default shall have occurred and be continuing on the Effective Date and after giving effect thereto and (ii) the representations and warranties set forth in Article IV hereof, if not qualified as to materiality, shall be true and correct in all material respects and all other representations and warranties set forth in Article IV hereof shall be true and correct, in each case on and as of the Effective Date (or other such date expressly provided in Article IV hereof) with the same force and effect as if made on or as of the Effective Date (or other such date expressly provided in Article IV hereof).
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties contained in Section 3 of the Credit Agreement, if not qualified as to materiality, are true and correct in all material respects and all other representations and warranties set forth in Section 3 of the Credit Agreement are true and correct, in each case on and as of the Effective Date, both immediately before and after giving effect to this Second Amendment (except for those representations and warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties, if not qualified as to materiality, shall be true and correct in all material respects and all such other representations and warranties shall be true and correct, in each case as of such specific date), (ii) this Second Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms and (iii) no Default or Event of Default shall have occurred and be continuing on the Effective Date, both immediately before and after giving effect to this Second Amendment. The Borrower further represents and warrants that there have been no amendments, modifications, supplements, waivers or consents to the Amended and Restated Merger Agreement (including all schedules and exhibits thereto) since July 9, 2017 that are materially adverse to the interests of the Lenders.
ARTICLE V
ACKNOWLEDGMENT AND CONFIRMATION OF THE BORROWER AND GUARANTOR
Each of the Borrower and the Guarantor hereby confirms and agrees that after giving effect to this Second Amendment, the Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against it in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. Each of the Borrower and the Guarantor represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if the Borrower or the Guarantor has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Second Amendment. This acknowledgment and confirmation by the Borrower and the Guarantor is made and delivered to induce the Administrative Agent and the Lenders to enter into this Second Amendment. Each of the Borrower and Guarantor acknowledges that the Administrative Agent and the Lenders would not enter into this Second Amendment in the absence of the acknowledgment and confirmation contained herein.
ARTICLE VI
LIMITED CONSENT

6.1    Subject to the satisfaction of the conditions set forth in Article III of this Second Amendment, the undersigned Lenders hereby each offer their limited consent to the Great Plains Energy-Westar Merger until the earlier of the following (each, a “Consent Termination Event”): (i) the “End Date” as defined in the Great Plains Energy-Westar Merger Agreement as of the Effective Date (after giving effect to any extension permitted under the Great Plains Energy-Westar Merger Agreement as of the Effective Date); (ii) the date the Great Plains Energy-Westar Merger Agreement is validly terminated in accordance with its terms; or (iii) the Great Plains Energy-Westar Merger Agreement is amended or modified or a consent or waiver is provided thereunder in any case in a manner that is materially adverse to the interests of the Lenders after the date hereof.
6.2    Upon the occurrence of any Consent Termination Event, (i) the limited consent set forth in Section 6.1 hereof shall automatically terminate and be of no further force or effect, (ii) all rights and remedies with respect to the matters set forth in Section 6.1 hereof of the Administrative Agent and the Lenders under the Credit Agreement and any other Loan Document shall, without any further action by any person, automatically be reinstated as if the limited consent set forth in Section 6.1 hereof had not become effective and (iii) clause (ii) of the definition of “Change of Control” (as amended by this Second Amendment) shall be deleted and given no further force or effect. This limited consent shall not constitute or be deemed to be a waiver of, consent to or departure from, any other term or provision in the Credit Agreement, which shall continue in full force and effect, nor shall this limited consent constitute a course of dealing among the parties.
ARTICLE VII
MISCELLANEOUS
7.1    Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5‑1401 AND 5‑1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).
7.2    Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement, as amended by this Second Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as amended hereby. This Second Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Second Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
7.3    Severability. Any provision of this Second Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.4    Expenses. The Borrower shall reimburse the Administrative Agent and Wells Fargo Securities, LLC (in such capacity, the “Arranger”), from time to time on demand, (i)  all reasonable and documented or invoiced out-of-pocket costs and expenses (including, without limitation, the reasonable and documented or invoiced fees and disbursements of one legal counsel and due diligence expenses) of the Administrative Agent and Arranger and (ii) all reasonable printing, reproduction, document delivery, travel, CUSIP, SyndTrak and communication costs, in each case, in connection with the syndication, preparation, negotiation, execution and delivery of this Second Amendment and the other Credit Documents delivered in connection herewith.
7.5    Successors and Assigns. This Second Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
7.6    Construction. The headings of the various sections and subsections of this Second Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. The provisions of Section 1.2 of the Credit Agreement are hereby incorporated by reference as if fully set forth herein.
7.7    Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Second Amendment by facsimile transmission or by email shall be effective as delivery of a manually executed counterpart hereof.
7.8    Entire Agreement. The Credit Agreement and the other Loan Documents, in each case as amended by the Second Amendment constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized officers as of the date first above written.
WESTAR ENERGY, INC., as the Borrower

By	/s/ Anthony D. Somma
Name: Anthony D. Somma
Title: Senior Vice President, Chief Financial Officer and Treasurer

KANSAS GAS AND ELECTRIC COMPANY, as the Guarantor

By	/s/ Anthony D. Somma
Name: Anthony D. Somma
Title: Vice President and Treasurer

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender, as Swingline Lender, as an Issuing Lender and as Agent
By:    /s/ Frederick W. Price
Name:    Frederick W. Price

Title:	Managing Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender
By:    /s/ Alok Jain
Name:    Alok Jain

Title:	Senior Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender
By:    /s/ Chido Ugochukwu
Name:    Chido Ugochukwu

Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender
By:    /s/ Juan J. Javellana
Name:    Juan J. Javellana

Title:	Executive Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

The Bank of New York Mellon, as a Lender
By:    /s/ Molly C. Homoki
Name:    Molly C. Homoki

Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

MUFG BANK, as a Lender
By:    /s/ Cherese Joseph
Name:    Cherese Joseph

Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

BNP PARIBAS, as a Lender
By:    /s/ Francis DeLaney
Name:    Francis DeLaney

Title:	Managing Director

By:    /s/ Theodore Sheen
Name:    Theodore Sheen

Title:	Director

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

Regions Bank, as a Lender
By:    /s/ Ted Tarver
Name:    Ted Tarver

Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:    /s/ Michael T. Sagges
Name:    Michael T. Sagges

Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY, as a Lender
By:    /s/ John Lascody
Name:    John Lascody

Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT

CoBANK, ACB, as a Lender
By:    /s/ Dustin Zubke
Name:    Dustin Zubke

Title:	Vice President

SIGNATURE PAGE TO
SECOND AMENDMENT TO CREDIT AGREEMENT